Exhibit 10.1
                       DATA PROTECTION SERVICES AGREEMENT

     This Services Agreement ("Agreement") is executed to be effective as of ___________________, (the "Effective Date"), by and between ASSURE DATA, INC., a Nevada corporation ("Assure Data"), and _____________________, a ________________ ("Customer") (collectively, "Parties" or each a "Party"). This Agreement specifies the terms and conditions applicable to the data protection services to be provided by Assure Data to Customer under this Agreement.

1. Provision of Services / Customer Obligations. Assure Data agrees to provide to Customer data protection services, which will include the following (the "Services"): (i) local and offsite automated backup of Customer's computer network data as specified by Customer on the annexed Exhibit A, (ii) installation and maintenance of firewall protection software as specified on the annexed Exhibit B, (iii) network monitoring for possible security breaches and potential hardware failures as specified on the annexed Exhibit C, (iv) installation and maintenance of virus protection software as specified on the annexed Exhibit C, and (v) consulting services, as requested by Customer in writing, related to special requirements of Customer. In order to perform the Services, Assure Data will (i) deliver a server to Customer's place of business, which server will backup the network data selected by Customer, (ii) subject to Customer's obligations, transmit Customer's data from the server to the offsite facility, and (iii) monitor, as a computer software function, those transmissions. In order to perform the Services, Customer must (i) supply a location for the server in an appropriate and conducive environment accessible to Assure Data, and
     (ii) provide appropriate uninterrupted transmission lines (DSL equivalent or greater).

2. Pricing. For the provision of the Services, Customer shall pay Assure Data the fee set forth on the annexed Exhibit D (the "Services Fee"), in accordance with the payment schedule set forth on the annexed Exhibit D. In addition to the Services Fee, Customer shall pay, upon execution of this Agreement, the set up fee set forth on the annexed Exhibit D (the "Set Up Fee"). If Customer is not completely satisfied with the Services within the first thirty days of delivery of the server and commencement of the provision of the Services, then Assure Data will refund the Set Up Fee to Customer upon receipt by Assure Data of all Property (defined below). Additionally, Customer can request that Assure Data send a representative to Customer's place of business to install the Server. Should Customer request assistance with the installation, Customer shall pay Assure Data the additional fee set forth on the annexed Exhibit D. If, after sixty (60) days from the Effective Date, provision of Services has begun but any one or more of the Exhibits referenced in this Agreement have not been completed, executed and/or exchanged between the Parties, then Assure Data may, at its sole option, complete the Exhibit(s) using the information it then has, give Notice to Customer and deliver the completed Exhibit(s) (the "Assure Data Completed Exhibits"). Absent any response, objection or modification in writing by Customer, within thirty (30) days after receipt, the Assure Data Completed Exhibits shall be the agreement of the Parties.

3. Term and Termination. This Agreement is entered into as of the Effective Date and shall remain in effect for one year thereafter, and will be renewed automatically for successive one-year periods unless and until terminated by either Party (i) upon thirty days prior written Notice to the other Party, or (ii) if a Party determines that the other Party has materially breached a provision of this Agreement, and, the defaulting Party has not timely cured the material breach after Notice of the breach and a ten day opportunity to cure the breach (such cure period commencing upon receipt of Notice).

4. Ownership of Property. Customer hereby acknowledges and agrees that any servers, other hardware, equipment, wiring, other ancillary products, software, (wherever installed), and all associated intellectual property rights of any of the foregoing, supplied by or utilized by Assure Data for the delivery of the Services (collectively, the "Property") shall at all times remain the property of Assure Data. Customer agrees to not remove any of the Property from the location where any of the Property was initially delivered without first obtaining the prior written approval of Assure Data, which approval shall not be unreasonably withheld. The Property shall only be used for the provision of the Services by Assure Data. Customer shall not attempt to open, access, modify, derive, reverse engineer or duplicate any of the Property and shall not attempt to incorporate any of the Property into Customer's systems except as specifically allowed by this Agreement. Customer shall accord the same degree of care with respect to the Property as it accords to its own intellectual property and proprietary rights. Customer agrees to use its best efforts to assure that the Property is not damaged and shall remain liable to Assure Data for any damage or loss of the Property. Assure Data will, within ten (10) days of written

     Notice from Customer or ascertainment of a defect by Assure Data, replace any defective Property, and will not charge Customer, so long as such defect was not caused by Customer, its employees, agents or representatives. Assure Data represents and warrants that it has and retains title to and ownership of the Property that it utilizes (notwithstanding that some of such Property may be obtained by license from third parties). Customer represents and warrants that it has and retains title to and ownership of any and all intellectual property rights associated with its business and its computer network data and systems, including but not limited to, all technology, designs, trademarks, patents, and trade secrets (notwithstanding that some of such rights may be obtained by license from third parties).

5. Data Recovery. If an event shall occur which results in Customer losing its computer network data as specified on the annexed Exhibit A, Customer shall contact Assure Data to retrieve the data. Assure Data will walk through with Customer (either onsite or offsite as Assure Data determines) the process of restoring the data.

6. Technical Support. Assure Data shall provide telephonic technical support to customers who purchase the Services, which personnel shall be available during normal business hours. Should Customer request or require onsite technical support, the fee for such additional services will be negotiated at that time.

7. Effects of Termination. Upon termination of this Agreement, (i) Customer shall immediately deliver the Property to Assure Data, and (ii) upon Customer's written request, Assure Data shall return or otherwise purge any of Customer's data stored by Assure Data. Other than the obligations set forth in this Section and any other obligations that accrued prior to any termination of this Agreement, neither of the Parties shall have any further obligations to the other.

8. Relationship of the Parties. Each Party is acting as an independent contractor and not as an agent, partner, or joint venturer with the other Party for any purpose. Except as provided in this Agreement, neither Party shall have any right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.

9. Assignment. Customer shall not transfer or assign any of its rights or obligations hereunder without the prior written approval of Assure Data, which approval shall not be unreasonably withheld. Assure Data has the right to transfer or assign this Agreement to any third party, provided that such third party will continue to supply the Services.

10. Confidential Information. The Parties acknowledge that, from time to time, either may become aware of certain proprietary information concerning the other Party which that Party considers confidential and which is not in the public domain. Confidential Information of either Party may or may not be marked as such, and, might include strategic plans, marketing information, technical details, and other facts. The Parties agree to take appropriate steps to protect such Confidential Information from unauthorized disclosure and shall not disclose it to any third party or use any Confidential Information without the prior written consent of the other Party.

11. Disclaimer of Warranties. EXCEPT FOR THE EXPRESS WARRANTIES, IF ANY, MADE BY EITHER PARTY TO THE OTHER PARTY, AND, ANY WARRANTIES WHICH ARISE BY LAW AND WHICH CANNOT BE DISCLAIMED OR LIMITED, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER, EXPRESS OR IMPLIED. ASSURE DATA DISCLAIMS AND EXCLUDES THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER
     WARRANTY OR REPRESENTATION ON BEHALF OF ASSURE DATA CONCERNING THE PERFORMANCE OF THE SERVICES OR THE MEDIA ON WHICH THEY ARE SUPPLIED.

12. Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, COLLATERAL, INDIRECT, EXEMPLARY, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE OBLIGATIONS HEREUNDER; provided, however, this Section shall not limit any Party's right to indemnification as set forth in this Agreement.

13.  Indemnification.

     a. Assure Data shall indemnify and hold Customer harmless from and against any and all liability, claims, demands, proceedings, causes of action, costs and expenses (including but not limited to any reasonable attorney's fees) in respect of personal injury or property damage (collectively, "Losses") from any breach of a representation or warranty of Assure Data contained in this Agreement.

     b. Customer shall indemnify and hold Assure Data harmless from and against any and all Losses from any breach of a representation or warranty of Customer contained in this Agreement or from any damage to the Property.

     c. Any Party seeking indemnification under this Agreement (the "Indemnified Party") shall give the other Party (the "Indemnifying Party") prompt Notice of any demand, claim, suit or proceeding instituted against the Indemnified Party. Within ten (10) days after receipt of the Notice, the Indemnifying Party shall take affirmative action to defend the Indemnified Party and the Indemnified Party shall give the Indemnifying Party any and all reasonable assistance necessary for the Indemnifying Party to prepare and maintain a proper defense. If, after the ten (10) day period, the Indemnifying Party has failed to give the Indemnified Party adequate assurance of the Indemnifying Party's intention or ability to defend the Indemnified Party against such a demand, claim, suit or proceeding, then the Indemnified Party may take whatever reasonable steps are necessary to defend and protect its own interests, and shall invoice the Indemnifying Party for any and all Losses incurred by the Indemnified Party for which it is entitled to hereunder. The Indemnifying Party shall then promptly reimburse the Indemnifying Party for any such Losses.

14.  General Provisions.

     a. Notices. All notices shall be in writing, shall be served by personal service, facsimile (receipt confirmed), or email (receipt confirmed), with a copy by mail to the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party) (collectively, "Notices"). Copies of any and all such Notices or demands by mail shall be by certified mail, return receipt requested, or by nationally recognized private express courier.

     b. Governing Law, Jurisdiction, and Arbitration. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Texas, USA, excluding the choice of law rules. Each Party agrees that any dispute, claim or controversy arising out of or in connection with this Agreement shall be settled by final and binding arbitration under the applicable rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas, in the English language. An arbitral award resulting from such arbitration shall be enforceable in any court of competent jurisdiction. The expenses of such arbitration shall be paid in such proportion as the arbitrator(s) decides; however, in no instance shall a prevailing Party be required to reimburse more than one-half of the expenses of the arbitration. No arbitrator selected under this Agreement shall ever be liable to either of the Parties to this Agreement for any act arising out of his position as arbitrator, unless it is proven that the arbitrator failed to act in good faith, or was guilty of fraud, collusion or malfeasance in the execution of his duties.

     c. Force Majeure. Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war or terrorism, failure of suppliers to perform, governmental regulations, power failures, or other disasters.

     d. Survival of Certain Provisions. Sections 4, 7, 10, 11, 12 and 13 of the Agreement shall survive its termination or expiration.

     e.   Amendments.  No  supplement,   modification,   or  amendment  of  this
          Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

     f. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

     g. Severability. In case any term, phrase, clause, paragraph, restriction, covenant or provision contained in this Agreement shall be held to be invalid or unenforceable, it is hereby agreed that the same shall be deemed to be severable and shall apply to the maximum extent permissible by law, and such holding shall not defeat or impair the provisions hereof.

     h. Entire Agreement. This Agreement constitutes the complete and entire agreement of the parties and supercedes all previous communications, oral or written, and all other communications between them relating to the subject matter hereof. No representations or statements of any kind made by either party, which are not expressly stated herein, shall be binding on such party.

IN WITNESS WHEREOF, duly authorized representatives of the Parties have entered into this Agreement effective as of the Effective Date, although not necessarily executed on such date.

CUSTOMER:                                    ASSURE DATA:


By:________________________________          ASSURE DATA, INC.

Printed Name:______________________          By:________________________________
Title:_____________________________             Robert M. Lisle, its President
Date:______________________________

Address:___________________________          Date:______________________________
___________________________________
___________________________________          2591 Dallas Parkway, Suite 102
                                             Frisco, Texas  75034

Facsimile:_________________________          Facsimile:  (469) 633-0069
E-Mail:____________________________          E-Mail:  boblisle@AssureData.com

                                   EXHIBIT "A"

          COMPUTER DRIVE AND DIRECTORY SELECTIONS FOR AUTOMATED BACKUP
          ------------------------------------------------------------



Assure Data Inc.  and   _____________________________________________

Date  ___________________


Server / Workstation Backup Selections

The following is a `tree based' list of servers and workstations (computers) to be backed up by Assure Data Inc. The tree structure defines what computers and what data will be backed up by the Delta Sync Remote Backup Service provided by Assure Data Inc.

When defining what data is to be backed up, a standard `tree structure' is used. The root of the tree is the named computer and Drive Letter. Each Drive Letter on a computer must be listed individually. All hard disks both logical and physical that are to be backed up in whole or in part must be listed.

Under each Computer and Drive Letter specific Directories, Sub Directories and Files may be selected. At any level within the tree structure the word "ALL" may be placed. When "ALL" is used then all Directories, Sub Directories and Files under that branch will be defined as `selected for backup'.

After all the information is listed, number and initial the pages as required, and initial under the last completed line.


Accepted by Assure Data Inc.           Accepted by:_____________________________

____________________________           _________________________________________

Date________________________           _________________________________________

Server / Workstation Backup Selections for:  ___________________________________


Page __ of __         Initials  Assure Data _____      Initials  (company) _____



Server / Workstation                   Directory &
Name or IP address     Drive Letter    Sub Directory Name         File Name


_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

_________________      _________       _____________________      ______________

                                   EXHIBIT "B"

                                FIREWALL OPTIONS




Firewall Options


Assure Data Inc. and   _____________________________________________

Date:  ___________________


The following is the list of ports and related services that are to be opened to allow access from outside the local network including VPN and Internet connections.


After all the information is listed, number and initial the pages as required, and initial under the last completed line.




ACCEPTED:                                      Accepted by:

Assure Data, Inc.

By:______________________________              By:______________________________

Printed Name:____________________              Printed Name:____________________

Date:____________________________              Date:____________________________

Initials  Assure Data    _____        Initials  (company)   _____



The Linux based firewall will close all ports except the following:

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

Port #  __________         Service     _________________________________________

                                   EXHIBIT "C"

                         PRO-ACTIVE PROTECTION SERVICES



Assure Data Inc.  and   _____________________________________________

Date  ___________________



The following is the list of special service options and descriptions for additional services that are to be performed by Assure Data Inc. These may include but are not limited to virus protection, vulnerability assessments, bandwidth measurement and system performance.

After all the services are listed, number and initial the pages as required, and initial under the last completed line.




Accepted by Assure Data Inc.               Accepted by _________________________


_______________________________            _____________________________________

Date___________________________            Date_________________________________

                                   EXHIBIT "D"
                            ASSURE DATA INC. PRICING


Assure Data Inc. and  _________________________________________(company)

Date  _______________________

Pricing for services described in Computer Drive and Directory Selections for Backup (Backup) Pricing for services described in Firewall Options (Firewall) Pricing for services described in Pro-Active Protection Services (P.A.P.S.)

One time setup fee:__________________

Installation Assistance Fee (if requested):________________________

Monthly service charges are pro-rated for the first month, with subsequent services being billed at the monthly rate listed below, and due on the 1ST day of each month.

A 5% billing discount is allowed for accepting the Monthly Invoice VIA email to a specified individual.

Contact(s)

E-mail address of the specified individual  _________________________

Name  ___________________        ___________________         ___________________

Position  _______________        ___________________         ___________________


Phone:___________________        ___________________         ___________________


Monthly service charge for Backup:   ________________________

Monthly service charge for Firewall: _______________________

Monthly service charge for  P.A.P.S: ________________________

Total monthly service charge: ________________________

Discount for E-mail billing:  ________________________

Net monthly service charge:   ________________________


Accepted by Assure Data Inc.                 Accepted by _______________________
                                                                Company

___________________________________          ___________________________________
Name                                         Name

___________________________________          ___________________________________
Title                                        Title


Date_______________________________          Date_______________________________